Exhibit 10.4

EXECUTION VERSION

JOINDER AGREEMENT

JOINDER AGREEMENT, dated as of September 30, 2019 (this “Agreement”), by and among BANK OF MONTREAL, DEUTSCHE BANK AG NEW YORK BRANCH, HSBC BANK USA, NATIONAL ASSOCIATION and BANK OF AMERICA, N.A. (each, a “New Revolving Loan Lender”), Phoenix Guarantor Inc., a Delaware corporation (the “Borrower”), Phoenix Intermediate Holdings Inc. (“Holdings”) and Morgan Stanley Senior Funding, Inc., as the Administrative Agent.

RECITALS:

WHEREAS, reference is hereby made to the First Lien Credit Agreement, dated as of March 5, 2019 (as amended by the Technical Amendment, dated May 13, 2019, and as otherwise may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Phoenix Intermediate Holdings Inc., a Delaware corporation (“Holdings”), Phoenix Guarantor Inc. (the “Borrower”), the several lenders from time to time parties thereto, the Letter of Credit Issuers from time to time parties thereto and Morgan Stanley Senior Funding, Inc., as the Administrative Agent and the Collateral Agent (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement); and

WHEREAS, subject to the terms and conditions of the Credit Agreement, the Borrower may establish Incremental Revolving Credit Commitments by, among other things, entering into one or more Joinder Agreements with Incremental Revolving Loan Lenders;

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

ARTICLE I. THE INCREMENTAL REVOLVING CREDIT COMMITMENTS

Each New Revolving Loan Lender party hereto hereby agrees to commit to provide its respective Incremental Revolving Credit Commitment as set forth on Schedule A annexed hereto, on the terms and subject to the conditions set forth below. The aggregate principal amount of the Incremental Revolving Credit Commitments is $132,500,000.

Each New Revolving Loan Lender (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents and the schedules and exhibits attached thereto, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Collateral Agent, any Letter of Credit Issuer, any other New Revolving Loan Lender or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent or the Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as an Incremental Revolving Loan Lender and a Lender.

The Borrower, the Administrative Agent and each New Revolving Loan Lender hereby agree that the Credit Agreement will be amended to provide for the Incremental Revolving Credit

Loan Lender and the Administrative Agent of the Effective Date Conditions, and the table under the heading “Revolving Credit Commitment and Letter of Credit Commitment” of Schedule 1.1 of the Credit Agreement shall then be deemed replaced in its entirety with Schedule B annexed hereto.

Each New Revolving Loan Lender hereby agrees to make its respective Incremental Revolving Credit Commitment on the following terms and conditions:

1.

Terms Generally. For all purposes under the Credit Agreement and the other Credit Documents (including this Joinder), the Incremental Revolving Credit Commitments and the related Incremental Revolving Credit Loans shall have the same terms as, and be treated as, the Initial Revolving Credit Commitments and the related Incremental Revolving Credit Loans, as applicable.

2.

Other Fees. The Borrower agrees to pay each New Revolving Loan Lender its pro rata share (determined based upon each New Revolving Loan Lender’s share of the Incremental Revolving Credit Commitments) an aggregate fee equal to 1.00% of the Incremental Revolving Credit Commitments on September 30, 2019.

3.

Incremental Revolving Loan Lenders. Each New Revolving Loan Lender acknowledges and agrees that upon its execution of this Agreement and providing of Incremental Revolving Credit Commitments, that such New Revolving Loan Lender shall become an “Incremental Revolving Loan Lender”, a “Revolving Credit Lender” and a “Lender” under, and for all purposes of, the Credit Agreement and the other Credit Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a an Incremental Revolving Loan Lender, a Revolving Credit Lender and a Lender thereunder.

4.

Credit Agreement Governs. Except as set forth in this Agreement, the Incremental Revolving Credit Commitments shall otherwise be subject to the provisions of the Credit Agreement and the other Credit Documents.

5.

Assignments. On the Effective Date, concurrently with the effectiveness of this Agreement, each of the Lenders with Revolving Credit Commitments shall assign to each New Revolving Loan Lender and each New Revolving Loan Lender shall purchase from each of the Lenders with Revolving Credit Commitments, at the principal amount thereof, such interests in the Revolving Credit Loans outstanding on the Effective Date as shall be necessary in order that, after giving effect to all such assignments and purchases, the Revolving Credit Loans will be held by existing Revolving Credit Lenders and New Revolving Loan Lenders ratably in accordance with their Revolving Credit Commitments after giving effect to the addition of such new Incremental Revolving Credit Commitments to the Revolving Credit Commitment. The trade date and the effective date of all such assignments shall be the Effective Date. By their execution hereof, each of the Borrower, the Letter of Credit Issuer, the Swingline Lender, the Sponsors and the Administrative Agent hereby consent to all such assignments to and purchases by the New Revolving Loan Lenders.

On the Effective Date the Borrower shall make all payments in respect of the existing Revolving Credit Commitments and Revolving Credit Loans outstanding on the Effective Date (immediately prior to giving effect to this Agreement) (including principal, interest, fees and other amounts (including, for the avoidance of doubt, any Letter of Credit Fees)) to each Revolving Credit Lender that holds existing Revolving Credit Commitments and/or existing Revolving Credit Loans, in each case, which have accrued to but excluding the Effective Date. Notwithstanding the foregoing, the Administrative Agent shall make all payments of interest, fees or other amounts paid from and after the Effective Date to the relevant assignee, as applicable.

The Administrative Agent further acknowledges and agrees that this Agreement shall constitute an “Assignment and Acceptance” in a reasonably satisfactory form.

6.	Consents. The Administrative Agent and each Letter of Credit Issuer hereby consent to each New Revolving Loan Lender.

ARTICLE II. OTHER TERMS OF THIS AGREEMENT

1.

Representations and Warranties. The Borrower hereby represents and warrants that this Agreement has been duly authorized, executed and delivered by the Borrower and constitutes the legal, valid and binding obligations of the Borrower enforceable against it in accordance with its terms, except that the enforceability hereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and subject to general principles of equity. The execution, delivery and performance by the Borrower of this Agreement is within the Borrower’s corporate powers, has been duly authorized by all necessary corporate or other organizational action, and does not and will not (a) except as would not reasonably be expected to result in a Material Adverse Effect, contravene any applicable provision of any material law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality, (b) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Borrower or any of the Restricted Subsidiaries (other than Liens created under the Credit Documents or Permitted Liens) pursuant to, the terms of any Contractual Requirement) other than any such breach, default or Lien that would not reasonably be expected to result in a Material Adverse Effect or (c) violate any provision of the certificate of incorporation, by-laws, memorandum and articles of association or other organizational documents of the Borrower or any of the Restricted Subsidiaries.

2.

Borrowers Certifications. By its execution of this Agreement, the undersigned officer of the Borrower, to the best of his or her knowledge, hereby certifies, solely in his or her capacity as an officer of the Borrower, and not in his or her individual capacity, that (the “Borrower Certifications”):

(a)	no Event of Default exists on the date hereof before and after giving effect to the Incremental Revolving Credit Commitments contemplated hereby; and

(b)

all representations and warranties made by any Credit Party contained herein or in the other Credit Documents shall be true and correct in all material respects (provided that any such representations and warranties which are qualified by materiality, material adverse effect or similar language shall be true and correct in all respects) with the same effect as though such representations and warranties had been made on and as of the Effective Date after giving effect to this Joinder (except where such representations and warranties (other than the representations and warranties set forth in Sections 8.17 and 8.19 of the Credit Agreement, each of which shall relate to the Effective Date (instead of the Closing Date)) expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (provided that any such representations and warranties which are qualified by materiality, material adverse effect or similar language shall be true and correct in all respects) as of such earlier date).

3.	Effective Date Conditions. This Agreement will become effective on the date (the “Effective Date”) on which each of the following conditions (the “Effective Date Conditions”) is satisfied:

(a)	The Administrative Agent shall have received from the Borrower and each New Revolving Loan Lender a counterpart of this Agreement signed on behalf of such party;

(b)

The Administrative Agent and each Incremental Revolving Loan Lender shall have received the executed legal opinion of Simpson Thacher & Bartlett LLP, special New York counsel to the Borrower. The Borrower and the Administrative Agent hereby instruct such counsel to deliver such legal opinion;

(c)

The Borrower shall have paid all fees, reasonable costs and expenses (including, without limitation the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent) of the Administrative Agent for which invoices have been presented prior to the Effective Date;

(d)

The Administrative Agent (or its counsel) shall have received a certificate of the Borrower, dated as of the Effective Date, substantially in the form of Exhibit E to the Credit Agreement, with appropriate insertions, executed by any Authorized Officer and the Secretary or any Assistant Secretary of the Borrower and attaching the documents referred to in clause (e) below.

(e)

The Administrative Agent shall have received, or an Authorized Officer of the Borrower shall certify that the applicable document previously provided to the Administrative Agent by the Borrower has not been amended since the date shown on the previously delivered applicable document, (i) a copy of the resolutions of the equity holders, board of directors or other managers (or a duly authorized committee thereof), as applicable, of the Borrower authorizing (a) the execution, delivery, and performance of this Agreement (and any agreements relating thereto) and (b) the extensions of credit contemplated hereunder, (ii) the Certificate of Incorporation and By-Laws, Certificate of Formation and Operating Agreement or other comparable organizational documents, as applicable, of the Borrower, (iii) signature and incumbency certificates (or other comparable documents evidencing the same) of the Authorized Officers of the Borrower executing the Credit Documents to which it is a party and (iv) good standing certificates from the Governmental Authorities of the jurisdictions of organization of the Borrower dated the Effective Date or a recent date prior thereto;

(f)

The Administrative Agent shall have received a certificate of the Borrower certifying that after giving effect to the incurrence of the Incremental Revolving Credit Commitments, the Borrower has not incurred Indebtedness pursuant to Section 2.14 and Section 10.1(x) of the Credit Agreement in excess of the Maximum Incremental Facilities Amount, calculated in accordance with the terms of the Credit Agreement;

(g)

Each New Revolving Loan Lender shall have received prior to the Effective Date such documentation and other information about the Borrower and the Guarantors as shall have been reasonably requested in writing by such Lender and as required by U.S. regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the Patriot Act;

(h)	If the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation and each New Revolving Loan Lender has provided its electronic delivery requirements, each such Lender requesting a certification regarding beneficial ownership in relation to the Borrower as required by the Beneficial Ownership Regulation (the “Beneficial Ownership Certification”) shall have received prior to the Effective Date, the Beneficial Ownership Certification in relation to the Borrower; and

(i)	The Borrower Certifications are true and correct.

4.	Notice. For purposes of the Credit Agreement, the initial notice address of each New Revolving Loan Lender shall be as set forth below its signature below.

5.

Tax Forms. For each relevant New Revolving Loan Lender, delivered herewith to the Administrative Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such New Revolving Loan Lender may be required to deliver to the Administrative Agent pursuant to Section 5.4(e) of the Credit Agreement.

6.

Recordation of the New Loans. Upon execution and delivery hereof, the Administrative Agent will record the Incremental Revolving Credit Loans made by each Incremental Revolving Loan Lender, if any, in the Register.

7.

Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

8.

Entire Agreement. This Agreement, the Credit Agreement and the other Credit Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

9.

GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE INTERPRETED, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

10.

Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

11.

Counterparts. This Agreement may be executed in counterparts (including by facsimile or other electronic transmission), each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

12.	Credit Documents. On and after the Effective Date, this Agreement shall constitute a “Credit Document” for all purposes of the Credit Agreement and the other Credit Documents.

13.

Reaffirmation. The Borrower, on behalf of itself and each other Credit Party, hereby expressly acknowledges the terms of this Agreement and confirms and reaffirms, as of the date hereof, (i) the prior obligations, covenants, guarantees, pledges, grants of Liens and security interests and agreements or other commitments contained in each Credit Document to which a Credit Party is a party, including, in each case, such obligations, covenants, guarantees, pledges, grants of Liens and security interests and agreements or other commitments as in effect immediately after giving effect to this Agreement and the transactions contemplated hereby, (ii) each Credit Party’s guarantee of the Obligations (including, without limitation, the Incremental Revolving Credit Commitments and the Incremental Revolving Credit Loans) under each Guarantee, as applicable, (iii) each Credit Party’s prior grant of Liens and security interests on the Collateral to secure the Obligations (including, without limitation, the Obligations with respect to the Incremental Revolving Credit Commitments and the Incremental Revolving Credit Loans) pursuant to the Security Documents and (iv) agrees that after giving effect to this Agreement and the transactions contemplated hereby (A) each Credit Document to which a Credit Party is a party is ratified and affirmed in all respects and shall continue to be in full force and effect and (B) all guarantees, pledges, grants of Liens and security interests, covenants, agreements and other commitments by any Credit Party under the Credit Documents shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties and shall not be affected, impaired or discharged hereby or by the transactions contemplated in this Agreement.

14.

Effect of this Agreement. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of, the Lenders or the Administrative Agent under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. The parties hereto acknowledge and agree that the amendment of the Credit Agreement pursuant to this Agreement and all other Credit Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Credit Agreement and the other Credit Documents as in effect prior to the date hereof. Nothing herein shall be deemed to establish a precedent for purposes of interpreting the provisions of the Credit Agreement or entitle any Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances. This Agreement shall apply to and be effective only with respect to the provisions of the Credit Agreement and the other Credit Documents specifically referred to herein.

15.

Acknowledgement Regarding Any Supported QFCs. To the extent that the Credit Documents provide support, through a guarantee or otherwise, for any Secured Hedge Agreement or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

(a)

In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(b)	As used in this Section 15, the following terms have the following meanings:

(i)	“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

(ii)

“Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

(iii)	“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

(iv)	“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of the date first set forth above.

BANK OF MONTREAL, as a New Revolving Loan Lender

By:	/s/ Eric Oppenheimer
	Name:	Eric Oppenheimer
	Title:	Managing Director

Notice Address:
Attention:	****
Telephone:	****
Facsimile:	****

DEUTSCHE BANK AG NEW YORK BRANCH,
as a New Revolving Loan Lender

By:
Name:
Title:

Notice Address:
Attention:
Telephone:
Facsimile:

HSBC BANK USA, NATIONAL ASSOCIATION, as a New Revolving Loan Lender

By:
Name:
Title:

Notice Address:
Attention:
Telephone:
Facsimile:

[Signature Page to Joinder Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as a New Revolving Loan Lender

By:	/s/ Michael Strobel
	Name:	Michael Strobel
	Title:	Vice President

By:	/s/ Alicia Schug
	Name:	Alicia Schug
	Title:	Vice President

Notice Address: **** Attention: **** Telephone: ****

[Signature Page to Joinder Agreement]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of the date first set forth above.

BANK OF MONTREAL,
as a New Revolving Loan Lender

By:
Name:
Title:

Notice Address:
Attention:
Telephone:
Facsimile:

DEUTSCHE BANK AG NEW YORK BRANCH,
as a New Revolving Loan Lender

By:
Name:
Title:

Notice Address:
Attention:
Telephone:
Facsimile:

HSBC BANK USA, NATIONAL ASSOCIATION, as a New Revolving Loan Lender

By:	/s/ Richard Harris
	Name:	Richard Harris
	Title:	Director

Notice Address: ****
Attention:	****
Telephone:	****
Facsimile:	****

[Signature Page to Joinder Agreement]

BANK OF AMERICA, N.A., as a New Revolving Loan Lender

By:	/s/ Darren Merten
	Name:	Darren Merten
	Title:	Vice President

Notice Address:	****
Attention:	****
Telephone:	****
Facsimile:	****

[Signature Page to Joinder Agreement]

Consented to by:

MORGAN STANLEY SENIOR FUNDING, INC., as the Administrative Agent and a Letter of Credit Issuer

By:	/s/ Graham Robertson
	Name:	Graham Robertson
	Title:	Authorized Signatory

[Signature Page to Joinder Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Letter of Credit Issuer

By:	/s/ William O’Daly
	Name:	William O’Daly
	Title:	Authorized Signatory

By:	/s/ Christopher Zybrick
	Name:	Christopher Zybrick
	Title:	Authorized Signatory

[Signature Page to Joinder Agreement]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Letter of Credit Issuer

By:	/s/ Thibault Rosset
	Name:	Thibault Rosset
	Title:	Managing Director

By:	/s/ Kaye Ea
	Name:	Kaye Ea
	Title:	Managing Director

[Signature Page to Joinder Agreement]

JEFFERIES FINANCE LLC, as a Letter of Credit Issuer

By:	/s/ J.R. Young
	Name:	J.R. Young
	Title:	Managing Director

[Signature Page to Joinder Agreement]

PHOENIX GUARANTOR INC.,
as the Borrower

By:	/s/ Steven S. Reed
	Name:	Steven S. Reed
	Title:	Vice President and Secretary

[Signature Page to Joinder Agreement]